PERRITT CAPITAL GROWTH FUND

            A no-load mutual fund that invests in a
             portfolio of common stocks of smaller,
                   rapidly growing companies

                        ANNUAL REPORT
                      ----------------
                      October 31, 1996

                No Sales Charges
                  No Redemption Charges
                    No 12b-1 Fees
                      Minimum Initial Investment $1,000
                        IRA Minimum Initial Investment $250
                          Dividend Reinvestment Plan
                            Systematic Withdrawal Plan
                              Automatic Investment Plan
                                Retirement Plans Including:
                                  IRA        Keogh
                                     SEP        403(b)

 The Fund can also be purchased at the following brokerage firms:
 Charles Schwab & Co., Jack White & Co. and Waterhouse Securities.

 For assistance with your existing account,  call our Shareholder
 Service Center at:    1-800-332-3133

  Board of Directors               Independent Accountants
  David Maglich                    Checkers, Simon & Rosner LLP
  Gerald W. Perritt                One South Wacker Drive
  Dianne C. Click                  Chicago, IL 60606

  Custodian, Transfer Agent and    Investment Advisor
  Dividend Disbursing Agent        Perritt Capital Management
  Firstar Trust Company            120 S. Riverside Plaza, #1745
  PO Box 701                       Chicago, IL  60606
  Milwaukee, WI  53201-0701        (312) 669-1650

  Legal Counsel                    This report is authorized for
  Foley & Lardner                  distribution only to
  777 East Wisconsin Avenue        shareholders and others who
  Milwaukee, WI 53202              have received a copy of the
                                   prospectus of the Perritt
                                   Capital Growth Fund, Inc.
Dear Fellow Shareholders:

So far, 1996 has been another banner year for the U.S. stock market. During the 10 months ending October 31, 1996, the Standard & Poor's 500 Index rose 14.5 percent, the NASDAQ Composite Index rose 16.1 percent and the Wilshire 5000 Index appreciated by 13.1 percent. Although small firm stocks participated in the stock market's rally, the Russell 2000 Index only rose 7.8 percent.

As measured by changes in the S&P 500 Index, the U.S. stock market has now risen for six consecutive years without experiencing a correction of 10 percent or more.  That's the longest uninterrupted stock market advance ever.  The U.S. economy continues to grow at a sustainable rate, the inflation environment is benign, interest rates are declining, and individual investors are pouring billions of dollars into mutual funds every month (with greater percentages directed toward equity mutual funds). This rosy scenario has led
come people to conclude that "it's different this time."   However,
at least in the large capitalization sector of the market, price-earnings multiples are relatively high and dividend yields are at their lowest level ever. Thus, it would be a big mistake to believe that the current bull market can go on forever. In fact, without a substantial increase in corporate earnings during the next 12 months, stock prices may have little room to move significantly higher next year. Thus, investors need to assess their risk tolerance levels and adjust their portfolios accordingly.

During the past 12 months (ending October 31, 1996), your Fund returned 18.6 percent versus a 15.0 percent increase in the Russell 2000 Index, a measure of small firm stock performance, This is the third consecutive fiscal year that the Perritt Capital Growth Fund has returned more than the Russell 2000 Index. A number of our holdings appreciated. Below is a list of the ten stocks with the largest price increase during the last 12 months:

                                     Percentage
       Company                      Price Change

     Zitel                             212.2%
     TRO Learning                      125.4
     Worthington Foods                 119.5
     AEP Industries                    113.9
     Pomeroy Computer Resources         93.8
     Barra Inc.                         89.8
     Computer Products                  69.9
     Tridex                             58.7
     IKOS Systems                       52.1
     St. Mary land & Exploration        51.4


As fiscal year-end, the Fund was invested in the common stocks of 54 companies. Approximately 28 percent of the Fund's assets were invested in so-called "high-tech" industries such as electronics, telecommunications, and computer software. These 54 stocks possess an average market capitalization (shares outstanding times current share price) of $124 million. The Fund continues to follow a value-oriented investment strategy. On average, the portfolio's stocks were trading at 15 times trailing 12-month earnings and slightly more than 12 times 1997 per share earnings estimates.

Although the future is never certain, we are optimistic about the prospects for small-cap stocks for the year-ahead. Industry analysts expect small-cap earnings to grow at twice the rate of large-caps during the next 12 months. Even so, the average year-ahead price-earnings multiples in the small sector of the market is about equal to that of the large-cap-dominated S&P 500 Index. A favorable interest rate and inflation environment, coupled with a continuation of expansion in the domestic economy at a sustainable level all bode well for small-cap stocks.

Portfolio Managers: The Fund has been directed since inception by Dr. Gerald W. Perritt. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky. He has taught investments and finance at a number of colleges and universities including: Babson College, the University of Miami, Florida International University, Ball State University, and DePaul University (Chicago). Dr. Perritt has authored several books on investing, including Small Stocks: Big Profits and Mutual Funds Made Easy. Dr. Perritt is assisted by Michael Corbett, a 1989 graduate of DePaul University.

PERFORMANCE   Perritt Capital    Versus    Russell 2000
                Growth Fund               Small Cap Index
              ---------------             ---------------
1988            $10,220                      $ 9,184
1989             10,604                       10,445
1990              8,369                        7,412
1991             11,722                       11,537
1992             11,921                       12,406
1993             13,467                       16,165
1994             13,326                       15,906
1995             16,738                       18,478
1996             19,843                       21,242

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus any reinvestment of any dividends (income) and capital gains (profits the fund earns when is sells stocks that have grown in value).

Cumulative Total Returns - Periods ended October 31, 1996

                      Past 1 yr  Past 3 yrs  Past 5 yrs  Fund Life
Perritt Capital Growth  18.56%     47.35%      69.29%      98.43%
Russlle 2000 Index      14.96%     31.40%      84.12%     112.42%
S&P 500 Index           21.28%     50.75%      79.70%     161.06%
CPI*                     3.01%      8.45%      15.21%      35.65%

Cumulative total returns reflect the Fund's actual performance over a set period - in this case, since the Fund began on April 11, 1988. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the S&P 500 - a common proxy for the U.S. stock market. You can also compare them to the Russell 2000, which currently reflects the smallest 2000 companies in the U.S. stock market. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Comparing the Fund's performance to the consumer price index helps show how your investment did compared to inflation*.

Average Annual Total Return - Periods ended October 31, 1996

                       Past 1 yr  Past 3 yrs  Past 5 yrs  Fund Life
Perritt Capital Growth   18.56%     13.79%      11.10%       8.33%
Russe11 2000 Index       14.96%      9.53%      12.99%       9.20%
S&P 500 Index            21.28%     14.66%      12.44%      11.86%
CPI*                      3.01%      2.73%       2.87%       3.63%

Average annual total returns take the Fund's actual (or cumulative) returns and show you what would have happened if the Fund had performed at a constant rate each year. Total returns and yields are based on past results and are not an indication of future performance.
STATEMENT OF NET ASSETS
October 31, 1996

Shares                                         Market Value
------                                         ------------
COMMON STOCKS - 97.2% (a)

       Building Materials - 1.3%
 5,800      Central Sprinkler*                     $102,950

       Business Service - 10.8%
10,300      LCS Industries                          135,187
 8,600      McGrath Rentcorp                        204,250
18,000      Pomeroy Computer Resources*             418,500
10,000      Warrantech Corp*                        122,500
                                                   --------
                                                    880,437

       Capital Goods - 6.6%
 4,500      Lindsay Manufacturing                   193,500
 9,600      MTS Systems                             192,000
10,800      Versa Tech                              148,500
                                                   --------
                                                    534,000

       Chemicals and Related Products - 4.1%
 5,000      AEP Industries*                         240,625
12,300      Environmental Technology*                89,175
                                                   --------
                                                    329,800

       Consumer Product - Distributing - 5.0%
 6,800      Guest Supply*                           100,300
11,475      Hirsh International*                    206,550
15,000      TBC, Inc.*                               99,375
                                                   --------
                                                    406,225

       Consumer Product - Manufacturing - 10.1%
 7,200      Boston Acoustics                        140,400
10,100      Boyds Wheel*                            140,137
14,600      Craftmade International                  97,409
 6,100      Custom Chrome*                          115,138
 8,100      Sport Haley*                            116,438
 7,500      Stephen                                  88,125
 8,200      Tranzonic                               126,075
                                                   --------
                                                    823,722

STATEMENT OF NET ASSETS (continued)

Shares                                         Market Value
------                                         ------------

       Electronics and Semi-Conductor Equipment - 17.4%
17,100      Asante Technology*                       97.256
 8,200      Asyst Technologies*                     135,300
10,000      Cohu                                    165,000
10,000      Computer Products*                      197,500
 8,100      General Scanning*                        82,013
10,000      Ikos Systems*                           178,750
 6,300      STM Wireless*                            53,550
16,000      Tridex*                                 200,000
 8,000      Woodhead                                110,000
 5,000      Zitel*                                  191,250
                                                   --------
                                                  1,410,619

       Energy - 5.4%
12,000      American Oilfield Divers*               139,500
16,500      Dawson Geophysical*                     144,375
 7,700      St. Mary Land & Exploration             155,925
                                                   --------
                                                    439,800

       Food - 2.2%
 8,100      Worthington Foods                       182,250

       Hospital Supplies & Services - 2.9%
 6,100      RehabCare Group*                        109,037
10,200      Utah Medical*                           130,050
                                                   --------
                                                    239,087

       Housing - 4.4%
 7,100      Belmont Homes*                          173,950
12,075      Nobility Homes*                         181,125
                                                   --------
                                                    355,075

       Leisure - 6.0%
20,100      Aldila*                                  80,400
12,000      Casino America*                          58,500
10,000      Coastcast*                              182,500
20,000      NTN Communications*                      78,750
 8,000      Shuffle Master*                          89,000
                                                   --------
                                                    489,150

       Military Equipment - 2.3%
19,100      Engineering Support                     183,838


STATEMENT OF NET ASSETS (continued)

Shares                                         Market Value
------                                         ------------
       Minerals & Resources - 4.5%
 5,000      Florida Rock                            155,000
14,400      Green (A.P.) Industries                 147,600
20,000      Recycling Industies*                     61,250
                                                   --------
                                                    363,850
       Retail - 2.0%
10,400      Republic Automotive Parts*              171,600

       Software - 6.7%
 8,700      Barra*                                  243,464
10,850      Casino Data Systems*                    155,969
10,300      Cornerstone Imaging*                     84,975
10,000      Rainbow Technologies*                   178,750
13,500      TRO Learning*                           239,625
                                                   --------
                                                    902,783
       Transportation - 1.0%
10,000      Frozen Food Express                      87,500
                                                   --------

       Total Common Stocks (Cost $6,258,654)      7,902,686
                                                 ----------
 DEMAND NOTES - 1.8% (a)

21,447      American Family 5.02% due 05/06/97       21,447
28,517      Johnson Controls 5.04% due 03/03/97      28,517
 1,769      Pitney Bowes 5.02% due 01/31/97           1,769
95,288      Wisconsin Electric 5.06% due 02/14/97    95,288
                                                 ----------

       Total Demand Notes (Cost $147,021)           147,021
                                                 ----------
       Total Investments (Cost $6,405,675)        8,049,707
                                                 ----------
       Cash and Receivables Net of
          Liabilities - 1.0% (a)                    79,880
                                                 ----------
       TOTAL NET ASSETS - 100%

          (Equivalent to $14.33 per share
          based on 567,510 shares of             $8,129,587
          capital stocks outstanding.)           ==========

*Non-income producing security.
(a) Percentages for various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this statement.
STATEMENT OF CHANGES IN NET ASSETS

                                      For the          For the
                                     Year Ended       Year Ended
OPERATIONS:                       October 31, 1996 October 31, 1995
                                  ---------------- ----------------
Net investment loss................... $  (88,318)    $  (63,148)
Net realized gain on investments......    835,018      1,086,825
Net increase in unrealized
  appreciation of investments.........    554,632        403,904
Increase in net assets resulting       -----------    -----------
  from from operations................  1,301,332      1,427,581
                                       -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment
  income..............................   (439,517)        ---
Distributions from net realized gains
  from investment transactions........   (584,161)      (309,908)
Decrease in net assets resulting from  -----------    -----------
  distributions....................... (1,023,678)      (309,908)

CAPITAL SHARE TRANSACTIONS:
                                       -------------------------

Proceeds from shares issued (115,983
  and 26,436 shares, respectively.....  1,545,853        326,407
Cost of shares redeemed (104,320 and
  106,727 shares, respectively........ (1,412,290)    (1,294,217)
Reinvested dividends (80,986 and
  27,070 shares, respectively)........    989,644        299,665
Increase (decrease) in net assets      -----------    -----------
  derived from capital share
  transactions........................  1,123,207       (668,145)
                                       -----------    -----------
Total Increase .......................  1,400,861        449,528

NET ASSETS AT THE BEGINNING
  OF THE PERIOD.......................  6,728,726      6,279,198
                                       -----------    -----------
NET ASSETS AT THE END OF THE PERIOD
  (Including undistributed net
   investment loss of ($322,972) and
   ($297,802, respectively)........... $8,129,587     $6,728,726
                                      ===========================

       The accompanying notes to financial statements are an integral part of this statement.
FINANCIAL HIGHLIGHTS
                                     Years ended October 31

                                1996    1995   1994   1993   1992
Selected Per-Share Data

Net asset value,
beginning of period.........   $14.17 $11.89 $12.54  $11.43 $11.36
                               ------ ------ ------- ------ -------
Net investment income (loss)   (0.16) (0.13) (0.13)  (0.14) (0.12)

Net realized and unrealized
gain on investments.........    2.42   3.01   0.02    1.61   0.31
                               ------ ------ ------- ------ -------
Total from Investment
Operations..................    2.26   2.88  (0.11)   1.47   0.19
                               ------ ------ ------- ------ -------
Less Distributions:
  From net investment income   (0.90)   -      -     (0.08)   -
  From net realized gains...   (1.20) (0.60) (0.54)  (0.28) (0.12)
                               ------ ------ ------- ------ -------
  Total Distributions.......   (2.10) (0.60) (0.54)  (0.36) (0.12)
                               ------ ------ ------- ------ -------
Net asset value,
end of period...............   $14.33 $14.17 $11.89  $12.54 $11.43

                               ====== ====== ======  ====== ======

Total Return................   18.56% 25.60% (1.05%) 12.97%  1.70%


Ratios and Supplemental Data

Net assets, end of period
(in thousands)..............   $8,130 $6,729 $6,279  $7,208 $6,942

Ratio of expenses to
average net assets..........    1.92%  2.07%  2.00%   1.96%  2.31%

Ratio of net investment income
to average net assets.......    (1.2%) (1.0%) (1.0%)  (1.1%) (1.1%)

Portfolio turnover rate          58.0%  67.4%  39.2%   34.6%  24.4%

Average Commission Rate per
equity stock traded.........    3.6315%


       The accompanying notes to financial statements are an integral part of this statement.
STATEMENT OF OPERATIONS
                                                For the
                                              Year ended
                                            October 31, 1996
INCOME:

        Dividend.............................   $39,051
        Interest.............................    19,034
                                                -------
        Total income.........................    58,085
                                                -------

EXPENSES:

        Management fees......................    53,327
        Legal fees...........................     4,326
        Administrative services..............    22,182
        Transfer agent fees..................    20,461
        Registration fees....................    18,822
        Printing and postage.................     4,833
        Custodian fees.......................     7,463
        Auditing.............................    10,000
        Directors and annual meeting.........     1,683
        Insurance............................     1,806
        Other expenses.......................       500
                                                -------
               Total expenses                   146,403
                                                -------
               Net investment loss              (88,318)
                                                -------

NET REALIZED GAIN ON INVESTMENTS.............   835,018
NET INCREASE IN UNREALIZED APPRECIATION
   OF INVESTMENTS............................   554,632
                                              ---------
NET GAIN ON INVESTMENTS...................... 1,389,650
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS...........................$1,301,332
                                             ==========



       The accompanying notes to financial statements are an integral part of this statement.
NOTES TO FINANCIAL STATEMENTS
October 31, 1996

The Perritt Capital Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

1. Summary of Significant Accounting Policies - The following is a summary of significant accounting policies of the Fund:

   a. Each security, excluding demand notes, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities which are traded over-the-counter are valued at the mean between the latest bid and ask price if no sale was effected. Demand notes are valued at cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended October 31, 1996, purchases and sales of investment securities (excluding demand notes) were $4,417,505 and $4,540,580 respectively.

   b. Net realized gains and losses on securities were computed using first-in , first-out basis.

   c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund will distribute approximately $21,777 as ordinary income dividend distributions and $724,922 as capital gain dividend distributions.

   d. Dividends to shareholders are recorded on the ex-dividend date.

   e. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.
      Discounts and premiums on securities purchased are amortized over the life of the respective securities.

   f. The process of preparing a statement of financial condition in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of financial condition and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimaes.
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1996


   g. Substantially all of the Fund's assets and liabilities are considered financial instruments as defined by Statement of Financial Accounting Standards No. 107 and are either already
      reflected at fair values or are short-term or replacable on demand. Therefore, their carrying amounts approximate their fair values.

2. Investment Advisor and Management Agreement and Transactions
   With Related Parties -

   The Fund has a management agreement with Perritt Capital Management, Inc. ("PCM) (formerly Perritt Investments, Inc.), with whom certain officers of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, the Fund will pay PCM a monthly management fee at the
   annual rate of 0.7% of the daily net assets of the Fund.

   This agreement requires the advisor to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed that percentage of the average net asset value of the Fund which is the most restrictive percentage provided by the state laws of the various states in which the Fund's common stock is qualified for sale. The most restrictive percentage limitation (which applies only to the reimbursement of management fees) applicable to the Fund is 2 1/2% of the average net asset value up to $30,000,000, 2% of the average net asset value of the next $70,000,000, and 1 1/2% of the average net asset value in excess of $100,000,000.

3. Related Parties -

   As of October 31, 1996, liabilities of the Fund included accrued operating expenses of $4,974 payable to Perritt
   Capital Management, Inc.

4. Sources of Net Assets -

   As of October 31, 1996, the sources of net assets were as follows:

      Fund shares issued and outstanding.......... $5,846,763
      Unrealized appreciation of investments......  1,644,032
      Accumulated net realized gain on investments    961,764
      Undistributed net investment loss...........   (322,972)
                                                   -----------
      Total....................................... $8,129,587
                                                   ===========
   Aggregate net unrealized appreciation as of October 31, 1996 consisted of the following:

      Aggregate gross unrealized appreciation.....  2,131,398
      Aggregate gross unrealized depreciation.....   (487,366)
                                                   -----------
      Net unrealized appreciation................. $1,644,032
                                                   ===========
   As of October 31, 1996, there were 20,000,000 shares of $0.01 par value capital stock authorized.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS:

To the Shareholders and Board of Directors of the Perritt Capital
Growth Fund, Inc.:

We have audited the accompanying statement of net assets of the Perritt Capital Growth Fund, Inc. (a Maryland corporation) as of October 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt Capital Growth Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

CHECKERS, SIMON & ROSNER LLP
Chicago, Illinois
December 27, 1996